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                                                                   Exhibit 10.19


20095718.3
12-07-01

               SUBORDINATION, STANDBY AND INTERCREDITOR AGREEMENT

      WHEREAS, AKORN, INC., a Louisiana corporation (hereinafter, together with its successors and assigns, called "Akorn"), and AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ"; together with Akorn, the "Borrowers" and each individually a "Borrower") may from time to time hereafter become indebted to the undersigned NEOPHARM, INC., a Delaware corporation (the "Junior Lender"), including, without limitation, indebtedness under the Promissory Note referred to below, and the Borrowers have requested, and may from time to time hereafter request, THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereinafter, together with its successors and assigns, called the "Bank"), 50 South LaSalle Street, Chicago, Illinois 60675, to make or agree to make loans, advances or other financial accommodations to the Borrowers pursuant to the terms of the Credit Agreement (as hereinafter defined); and

      WHEREAS, the Borrowers and the Bank are party to that certain Amended and Restated Credit Agreement dated as of September 15, 1999 (as amended, restated or supplemented from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the same meanings herein as in the Credit Agreement); and

      WHEREAS, Akorn intends to incur an indebtedness to the Junior Lender in the principal amount of $3,250,000 pursuant to a Promissory Note (the "Subordinated Note"), in the form attached hereto as Schedule A; and

      WHEREAS, the Junior Lender is a customer of Akorn and as such will benefit from the continued making of loans, advances and other financial accommodations from the Bank to the Borrowers;

      NOW, THEREFORE, to induce the Bank, from time to time, at its option, to make or agree to make loans, advances or other financial accommodations (including, without limitation, renewals or extensions of, or forbearances with respect to, any loans or advances heretofore or hereafter made) to Borrowers, and for other valuable consideration, receipt whereof is hereby acknowledged, the Junior Lender agrees as follows:

      1. All obligations of each of the Borrowers, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due, are hereinafter called "Liabilities". All Liabilities to the Bank (other than any arising solely by reason of any pledge or assignment made to the Bank pursuant to paragraph 2(c) hereof) are hereinafter called "Senior Liabilities"; and all Liabilities to the Junior Lender, including under the Subordinated Note (including any that may be pledged or assigned to the Bank pursuant to paragraph 2(c) hereof), other than trade payables arising in the usual and ordinary course of business between the Borrowers and the Junior Lender, are hereinafter called "Junior Liabilities"; it being expressly understood and agreed that
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the term "Senior Liabilities", as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 hereof, notwithstanding any provision or rule of law which might restrict the rights of the Bank, as against the Borrowers or anyone else, to collect such interest.

      2. The Junior Lender will, from time to time, (a) promptly notify the Bank of the creation of any Junior Liabilities, and of the issuance of any promissory note or other instrument to evidence any Junior Liabilities, (b) upon request by the Bank, cause any Junior Liabilities which are not evidenced by a promissory note or other instrument of either of the Borrowers to be so evidenced, and (c) if an event of default on any of the Senior Liabilities has occurred and is continuing beyond any applicable grace period, and if there is no written forbearance agreement in effect between Akorn and the Bank relating to such event of default, upon request by the Bank, and as collateral security for all Senior Liabilities, indorse without recourse, deliver and pledge to the Bank any or all promissory notes or other instruments evidencing Junior Liabilities, and otherwise assign to the Bank any or all Junior Liabilities and any or all security therefor and guaranties thereof, all in a manner satisfactory to the Bank.

      3. Except as the Bank may hereafter otherwise expressly consent in writing, which consent may be given or withheld by the Bank in its sole and absolute discretion, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made by either of the Borrowers, or accepted by the Junior Lender, nor shall any property or assets of either of the Borrowers be applied by them, or accepted by the Junior Lender, to or for the purchase or other acquisition or retirement of any Junior Liabilities.

      4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to any Borrower or its creditors, as such, or to their property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of any Borrower, or any sale of all or substantially all of the assets of any Borrower, or otherwise), the Senior Liabilities shall first be paid in full before the Junior Lender shall be entitled to receive and to retain any payment or distribution in respect of the Junior Liabilities, and, in order to implement the foregoing, (a) all payments and distributions of any kind or character in respect of the Junior Liabilities to which the Junior Lender would be entitled if the Junior Liabilities were not subordinated, or subordinated and pledged or assigned, pursuant to this Agreement shall be made directly to the Bank, (b) the Junior Lender shall promptly file a claim or claims, in the form required in such proceedings, for the full outstanding amount of the Junior Liabilities, and shall cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Bank, and (c) the Junior Lender hereby irrevocably agrees that the Bank may, at its sole discretion, in the name of the Junior Lender or otherwise, demand, sue for, collect, receive and receipt for any and all such payments

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or distributions, and file, prove, and vote or consent in any such proceedings with respect to, any and all claims of the Junior Lender relating to the Junior Liabilities.

      5. In the event that the Junior Lender receives any payment or other distribution of any kind or character from any Borrower or from any other source whatsoever in respect of any of the Junior Liabilities, other than as expressly permitted by the terms of this Agreement, such payment or other distribution shall be received in trust for the Bank and promptly turned over by the Junior Lender to the Bank. The Junior Lender will mark its books and records, and cause the applicable Borrower to mark its books and records, so as to clearly indicate that the Junior Liabilities are subordinated in accordance with the terms of this Agreement, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Agreement. The Junior Lender will execute such further documents or instruments and take such further action as the Bank may reasonably from time to time request to carry out the intent of this Agreement.

      6. All payments and distributions received by the Bank in respect of the Junior Liabilities, to the extent received in or converted into cash, may be applied by the Bank first to the payment of any and all expenses (including attorneys fees and legal expenses) paid or incurred by the Bank in enforcing this Agreement or in endeavoring to collect or realize upon any of the Junior Liabilities or any security therefor, and any balance thereof shall, solely as between the Junior Lender and the Bank, be applied by the Bank, in such order of application as the Bank may from time to time select, toward the payment of the Senior Liabilities remaining unpaid; but, as between any Borrower and its respective creditors, no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Liabilities; and, notwithstanding any such payments or distributions received by the Bank in respect of the Junior Liabilities and so applied by the Bank toward the payment of the Senior Liabilities, the Junior Lender shall be subrogated to the then existing rights of the Bank, if any, in respect of the Senior Liabilities only at such time as this Agreement shall have been discontinued and the Bank shall have received payment of the full amount of the Senior Liabilities, as provided for in paragraph 11 hereof.

      7. Notwithstanding anything to the contrary contained in the Subordinated Note, until such time as this Agreement shall have been discontinued and the Bank shall have received payment of the full amount of the Senior Liabilities, as provided for in paragraph 11 hereof, no action or inaction by either of the Borrowers shall be deemed to be in violation of the provisions contained in
Article 5 of the Subordinate Note if such action or inaction either (i) is not in violation of any of the provisions of the Credit Agreement, or (ii) has been consented to in writing by the Bank.

      8. The Junior Lender hereby waives: (a) notice of acceptance by the Bank of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Senior Liabilities; and (c) all


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diligence in collection or protection of or realization upon the Senior
Liabilities or any thereof or any security therefor.

      9. The Junior Lender will not without the prior written consent of the
Bank: (a) cancel, waive, forgive, transfer or assign, or attempt to enforce or collect, or subordinate to any Liabilities other than the Senior Liabilities, any Junior Liabilities or any rights in respect thereof; (b) take any collateral security for any Junior Liabilities; or (c) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to any Borrower.

      10. This Agreement shall in all respects be a continuing agreement and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of the Junior Lender or that at any time or from time to time all Senior Liabilities may have been paid in full), subject to discontinuance only upon receipt by the Bank of payment in full of all Senior Liabilities and termination of any and all commitments by the Bank to extend credit to either of the Borrowers.

      11. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, at its sole discretion and without notice to the Junior Lender, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities, (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities, (c) extend or renew or forbear for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities, and (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew or forbear for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property.

      12. The Bank may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the Junior Lender, assign or transfer any or all of the Senior Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Bank; provided, however, that, unless the Bank shall otherwise consent in writing, the Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Bank, as to those of the Senior Liabilities which the Bank has not assigned or transferred.


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      13. The Bank shall not be prejudiced in its rights under this Agreement by any act or failure to act of any Borrower or the Junior Lender, or any noncompliance of any Borrower or the Junior Lender with any agreement or obligation, regardless of any knowledge thereof which the Bank may have or with which the Bank may be charged; and no action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligations of the Junior Lender under this Agreement.

      14. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. For the purposes of this Agreement, Senior Liabilities shall include all obligations of each of the Borrowers to the Bank, notwithstanding any right or power of either Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of the Junior Lender hereunder.

      15. This Agreement shall be binding upon the Junior Lender and upon the heirs, legal representatives, successors and assigns of the Junior Lender; and, to the extent that either Borrower or the Junior Lender is either a partnership or a corporation, all references herein to such Borrower and to the Junior Lender, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. If more than one party shall execute this Agreement, the term "undersigned" as used herein shall mean all parties executing this Agreement and each of them, and all such parties shall be jointly and severally obligated hereunder.

      16. This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

      17. THE JUNIOR LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE JUNIOR LENDER HEREBY ABSOLUTELY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS HAVING SITUS IN COOK COUNTY, ILLINOIS OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF ILLINOIS IN CONNECTION WITH ANY SUITS, ACTIONS OR PROCEEDINGS BROUGHT AGAINST THE JUNIOR LENDER BY THE BANK ARISING OUT OF OR RELATING TO


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THIS AGREEMENT, AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH
SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE JUNIOR LENDER HEREBY WAIVES AND AGREES NOT TO ASSERT IN SUCH SUIT, ACTION OR PROCEEDING, IN EACH CASE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY CLAIM THAT (A) THE JUNIOR LENDER IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT; (B) THE JUNIOR LENDER IS IMMUNE FROM SUIT OR ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO IT OR ITS PROPERTY; (C) ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM; (D) THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER; OR (E) THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY ANY SUCH COURT. NOTHING CONTAINED HEREIN SHALL AFFECT ANY RIGHT THAT THE BANK MAY HAVE TO BRING ANY SUIT, ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE JUNIOR LENDER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                       [SIGNATURE PAGE(S) AND EXHIBIT(S),
                            IF ANY, FOLLOW THIS PAGE]


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      IN WITNESS WHEREOF, this Agreement has been made and delivered at Chicago,
Illinois as of the_________day of December, 2001.

                                       NEOPHARM, INC.


                                       By_______________________________________
                                         Name:
                                         Title:


ACCEPTED December_____, 2001

THE NORTHERN TRUST COMPANY



By_________________________________
  Title:


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                         ACKNOWLEDGMENT OF SUBORDINATION

      The Borrowers each hereby acknowledge receipt of a copy of the foregoing Subordination, Standby and Intercreditor Agreement, waive notice of acceptance thereof by the Bank, and agree to be bound by the terms and provisions thereof, to make no payments or distributions contrary to the terms and provisions thereof, and to do every other act and thing necessary or appropriate to carry out such terms and provisions. In the event of any violation of any of the terms and provisions of the foregoing Subordination and Standby Agreement, then, at the election of the Bank, any and all obligations of each of the Borrowers to the Bank shall forthwith become due and payable and any and all agreements of the Bank to make loans, advances or other financial accommodations to the Borrowers, or to forbear from exercising remedies, shall forthwith terminate, notwithstanding any provisions thereof to the contrary.

Dated as of December______, 2001       AKORN, INC.

                                       By_______________________________________
                                         Name:
                                         Title:



Dated as of December______, 2001       AKORN (NEW JERSEY), INC.

                                       By_______________________________________
                                         Name:
                                         Title:


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                                   SCHEDULE A

                                 PROMISSORY NOTE